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Filing Ref. :	Windfall Investors, LLC, a California Limited Liability Company	Loan Number:	3821200
		Customer Number:	1700212664

PROMISSORY NOTE AND LOAN AGREEMENT

This "Promissory Note and Loan Agreement" ("Note") is entered into as of **September 23, 2005**, between the Lender and Borrower identified below.

1. **PROMISE TO PAY.** For value received the undersigned (collectively, "**Borrower**") as principals, jointly and severally, promise to pay to the order of Farm Credit West, FLCA ("**Lender**"), a corporation organized and existing under the laws of the United States of America, with its office at 1948 Spring Street, P.O. Box 1557, Paso Robles, CA, 93447 or at such other place as may be designated in writing by Lender, the principal sum of **$9,750,000.00** (Nine Million Seven Hundred Fifty Thousand Dollars and Zero Cents) together with interest as specified in this Note below. "**Indebtedness**" (also called a "**Loan**" or "**Account**" herein) means principal, interest and all other sums owed hereunder of whatever kind evidenced by this Note. All Indebtedness owed hereunder shall be payable only in lawful money of the United States of America.

2. **PAYMENTS.** Principal and Interest Shall Be Payable To Lender as Follows:

    One (1) installment of interest in the amount billed and principal in the amount of **$10,671.93**, to be made on **November 01, 2005. Three Hundred Fifty-eight (358) Monthly** installments of principal and interest, in the amount of **$55,359.43**, beginning on **December 01, 2005**, plus a final installment of any amount necessary to pay the Indebtedness in full.

    This Note is due and payable in full on **October 01, 2035 ("Maturity Date")**, at which time Borrower shall pay all unpaid sums of whatever kind as evidenced by this Note and related Loan Documents, including the unpaid principal balance and all accrued interest in full.

    At Lender's option, a change in the interest rate or an advance may either increase or decrease one or more of the following: the amount of each installment due, the amount of the final installment (resulting in a final installment due at the Maturity Date which may be greater than any previous installments) or the total number of installments due. Lender may apply any payment received from or on behalf of Borrower and any proceeds of Collateral, as defined herein, to principal, interest, or any part of the Indebtedness as Lender, in its sole discretion, may choose. Any payment received by Lender after Lender has closed its books for the day will be applied on the next business day.

3. **INTEREST.**

    3.1 **INITIAL INTEREST RATE.** The interest rate applicable to the Note is a Variable Interest Rate ("**Variable Interest Rate**") and shall change in accordance with Sections 3.2 through 3.3 below. Interest shall accrue at the Variable Interest Rate as established by Lender for the interest rate group to which this Note is assigned.

    Interest will be charged on the entire unpaid principal balance of this Note, including payments not made when due and any other sums owing hereunder. Interest charged hereunder, including any acceleration interest rate described in Section 5.2 below, all late charges, default interest and other charges described in Section 4 below, and all other amounts charged hereunder, shall not be limited by the laws of any state, including any state laws relating to a legal rate or other interest rate, but shall be governed solely by applicable federal laws.

    Interest will be calculated on the basis of a 360-day year and a 30-day month. Interest charges will begin on the date Lender disburses principal and continue until the Indebtedness is paid in full with interest. On the date Lender disburses the Loan, interest will be at an annual rate of **5.50% ("Initial Interest Rate")**.

    3.2 **CHANGE IN INTEREST RATE AND INTEREST RATE GROUP.** The Variable Interest Rate

applicable to this Note may be adjusted automatically as of the first day of any month to the rate then made applicable to the Note's assigned interest rate group under the provisions of Lender's Variable Interest Rate plan in effect at that time.

In adjusting the rate, Lender considers certain standard factors set forth in the plan, including but not limited to, changes in its costs of funds, operating expenses, earnings requirements to meet certain capital objectives, credit risk factors, and the competitive environment, which factors may change during the term of the Note.

Borrower understands and agrees that (a) the interest rate group to which this Note is assigned may be changed at any time to any other interest rate group based on Lender's evaluation of the change in Borrower's credit quality, quality of collateral, costs of servicing the loan, and other factors which are set forth in Lender's interest rate plan in effect at that time; and (b) the interest rate group may be automatically adjusted to the highest interest rate group if a default shall occur under this Note or under any other note or agreement between Borrower and Lender.

3.3 **NOTICE.** If Lender changes Borrower's Variable Interest Rate, Lender will give Borrower notice of such rate change to the extent required by and in accordance with the then applicable law.

4. **LATE CHARGES FOR OVERDUE PAYMENTS.** Any installment of principal or interest not received by Lender by the end of the fifteenth (15th) calendar day after the date it is due shall bear interest from such due date until such amount is fully paid at the interest rate in effect at that time plus **4.00%** per annum. If the interest rate and/or the rate group assignment (if applicable) is increased or decreased, the late charge rate shall be likewise adjusted.

5. **DEFAULT.** Borrower is in default on this Note under any one or more of the following circumstances: (a) Borrower fails to pay when due principal, interest or other sums as set forth in this Note or any other Loan Document; (b) Borrower is declared to be in default on any other loan or obligation of Borrower to Lender or in which Lender has an interest, or Borrower breaches any term, condition or representation in this Note or in any other Loan Document in connection with this Note or in connection with any other loan of this Lender, or any other lender, including but not limited to any other Farm Credit lender; (c) any of Borrower's representations to this or any other lender in connection with any loan are materially false or misleading; (d) Lender determines that Borrower is unable to repay the sums owed Lender under this Note as agreed, or Lender in good faith otherwise deems itself insecure; (e) Lender's reasonable determination that a material adverse change has occurred in the financial condition of Borrower or in the value of the Collateral; (f) Borrower's death, dissolution, incapacity or termination of existence; (g) Borrower's insolvency, business failure, application for or consent to appointment of a receiver/custodian or trustee for itself or any of its assets, assignment to an agent authorized to liquidate any substantial amount of assets, assignment for the benefit of creditors by, or commencement of any proceeding under any bankruptcy or insolvency law by or against Borrower, or any guarantor, endorser, or surety for Borrower; (h) any judgment, writ, levy, lien, attachment, notice of tax lien, tax lien, or similar process is entered or filed against Borrower, any guarantor or any of Borrower's or any of guarantor's properties and is not vacated, bonded, or stayed to the satisfaction of Lender; (i) a default occurs under any guaranty given to Lender in connection with this Note, or any guarantor shall purport to terminate, repudiate or contest any such guaranty; any guarantor who is a natural person shall die; or any guarantor that is not a natural person shall be dissolved or terminated; or (j) Borrower sells, leases, conveys, alienates, or transfers, or enters into any agreement for the sale, lease, conveyance, alienation, transfer or nonuse of any water, water rights or "Water Asset", as such may be defined in any deed of trust, mortgage, security agreement or other agreement relating to the pledge of water or water rights.

5.1 **REMEDIES.** If a default shall occur, Lender shall have all rights, powers and remedies available under this Note or any other Loan Document, or accorded by law or at equity, including the right to

foreclose on any and all Collateral and to exercise any or all of the rights of a mortgagee, trust deed beneficiary, or secured party pursuant to applicable law. One of Lender's remedies hereunder shall include Lender's right to immediately terminate Borrower's right to make draws, with or without notice to Borrower. All rights, powers, and remedies of Lender may be exercised at any time by Lender and from time to time after the occurrence of a default. All rights, powers, and remedies of Lender in connection with this Note and any other Loan Document are cumulative and not exclusive and shall be in addition to any other rights, powers, or remedies provided by law or equity. Lender may enforce any security interest or lien given or provided for under this Note or any other Loan Document in such manner and in such order, as to all or any part of the Collateral as Lender, in its sole judgment, deems to be necessary or appropriate. Borrower, to the extent Borrower can, waives any and all rights, obligations, or defenses now or hereafter established by law relating to the foregoing. The mortgage, deed of trust or other Security Instrument provides that advances made by Lender shall become a part of the principal evidenced by this Note, and also states additional conditions under which the entire Note may be accelerated and become immediately due and payable and will be subject to interest and acceleration interest.

5.2 **ACCELERATION AND INTEREST UPON ACCELERATION.** On Borrower's default, and at Lender's option, all unpaid principal, including amounts advanced for taxes, insurance, and other expenses provided herein, accrued unpaid interest and amounts charged in Section 4, shall become immediately due and payable without presentment, demand, notice of non-payment, or protest. Interest on said accelerated amount shall be **4.00%** per annum above the interest rate provided for in Section 3 above.

5.3 **WAIVER.** Any delay, failure or discontinuance of Lender in exercising any right or remedy shall not waive that right or remedy or any other right or remedy. Any explicit waiver of default by Lender must be in writing and signed by Lender. No waiver of default by Lender shall operate as a waiver of any other default or of the same default on a future occasion.

6. **PREPAYMENT; REAMORTIZATION; REFINANCE; INTEREST RATE CONVERSION.** A payment, in any amount, made in advance of the scheduled payment date is a "**prepayment.**" If Borrower, in making a prepayment, intends the prepayment to be applied to reduce the principal balance of the Note, Borrower must so inform Lender in writing accompanying the prepayment. Unless agreed to in writing otherwise, Lender may apply all prepayments in such manner as Lender, in its sole discretion, may determine. Borrower may make a full or partial prepayment on any business day without paying a prepayment fee.

Upon the making of a partial prepayment, Borrower may request to have the amount of future installments reamortized over the remaining term of the Loan, but only if Borrower so notifies Lender at the time Borrower makes the partial prepayment and only if, upon Lender's approval of the request, Borrower pays to Lender any fees and costs that Lender may charge for such reamortization.

Lender may from time to time offer other loan or interest rate products for which Borrower qualifies. Borrower acknowledges that it may not refinance or convert this Note to another loan or interest rate product with Lender unless Borrower qualifies for such loan or product and pays to Lender any fees and costs that Lender may charge for such refinance or conversion.

LOAN AGREEMENT

7. **BORROWER'S REPRESENTATIONS AND WARRANTIES.** In addition to the representations and warranties described in other Loan Documents, Borrower makes the following representations and warranties to Lender which remain in effect until all Indebtedness subject to this Agreement is repaid in full:

7.1 **FINANCIAL STATEMENTS.** All financial statements and other information both previously and

hereafter furnished by Borrower to Lender are accurate in every material respect; there has not been any material adverse change in the financial condition of Borrower since the date of the last financial statement provided; Borrower has no material liabilities, fixed or contingent, which are not fully shown or provided for in the said financial statements as of the date thereof.

7.2 **PROFIT AND LOSS INFORMATION.** All submitted profit and loss information is accurate and complete.

7.3 **SOLVENCY.** Borrower has sufficient capital to carry on the business and is solvent and able to pay debts as they mature, and Borrower is generally paying such debts. Borrower owns property the fair market value of which exceeds the dollar amount required to pay Borrower's debts.

7.4 **COMPLIANCE WITH LOAN TERMS.** Borrower is performing on, or is in compliance with, all terms of all Borrower's other loans and obligations to all other creditors, if any, and all loans and obligations to Lender, whether or not subject to this Note.

7.5 **LEGAL ENTITY WARRANTY AND CERTIFICATION.** If Borrower is a legal entity, Borrower (and any person signing this Note in a representative capacity on behalf of Borrower) represents, warrants and certifies that Borrower is duly constituted under applicable laws and in good standing; that Borrower has the power, authority, and appropriate authorization to enter into this Loan, the Note, all Security Instruments and any other Loan Document in connection with this Note; that when executed this Note, all Security Instruments and any other Loan Document in connection with this Note shall be valid and legally binding on Borrower. If the Borrower is a trust, each trustee executing this Note on behalf of the trust also represents, warrants and certifies that this Note, all Security Instruments and other Loan Documents are being executed by all the currently acting trustees of the trust and that the trust has not been revoked, modified, or amended in any manner which would cause any of the foregoing to be incorrect.

8. **SPECIAL LOAN CONDITIONS, COVENANTS AND REQUIREMENTS.** Borrower covenants and agrees with Lender as follows:

8.1 **FINANCIAL PERFORMANCE.**

8.1.1 No other financial performance covenants are imposed at this time unless provided elsewhere herein or in other Loan Documents.

8.2 **INSURANCE.** In addition to the insurance requirements described in other Loan Documents, Borrower shall provide, maintain and deliver to Lender, fire and extended coverage, flood and any and all other types of insurance in terms and amounts as may be required by law or Lender from time to time, with loss payable endorsements solely in favor of Lender or, for real property secured loans, naming Lender as mortgagee.

8.3 **FINANCIAL INFORMATION.** At Lender's request, Borrower shall provide to Lender financial information in a form acceptable to Lender, including, when so required, a current balance sheet and income statement. In the case of multiple Borrowers, financial information must be provided for each Borrower as requested by Lender.

8.3.1 Financial information shall be provided at such times during the term of this Agreement as Lender may request.

8.4 **NEGATIVE COVENANTS.** In addition to the negative covenants set forth in other Loan Documents, Borrower will not take any of the following actions without the prior written approval of Lender during the term of this Agreement and until all Loans are paid in full:

8.4.1 Sell Borrower's business, abandon or cease business operations, or merge or consolidate with any third party or entity.

8.4.2 Dispose of all or a substantial portion of Borrower's business assets by sale, transfer, lease, gift, abandonment or otherwise, except for sales of inventory in the ordinary course of business.

8.4.3 Obtain credit or loans from other lenders other than trade credit customary in Borrower's business.

8.4.4 Become a guarantor or surety on, or otherwise become liable for, the debts or obligations of any third party person, or any entity or firm.

8.4.5 Mortgage, pledge, lease for a period exceeding one year or otherwise make or allow the filing of a lien on any Collateral.

8.5 **ENVIRONMENTAL.** In addition to the environmental requirements described in other Loan Documents, Borrower shall comply with the following additional requirements: No other environmental requirements are imposed at this time unless provided elsewhere herein or in other Loan Documents.

9. **SECURITY.** This is a secured Note. **"Collateral"** means all real and personal property securing this Note. **"Security Instrument"** means any deed of trust, mortgage, security agreement or other Loan Document granting Lender a lien on, or security interest in, any real or personal property as security for this Note. The terms of all Security Instruments securing this Note are hereby incorporated by reference as a part of this Note as if fully set forth herein. **"Loan Document"** means this Note, and any loan agreement, guaranty, Security Instrument, and any and all other writings or agreements executed in connection with the loan or this Note, and all amendments, modifications, and restatements thereof.

10. **AGENCY.** Each of the undersigned hereby appoints each of the other undersigned as his, her or its agent for purposes of the within obligations until written notice of termination of such agency is actually received by Lender. This Agency shall include, but not be limited to, the authority to vote all stock or participation certificates required by Lender's bylaws, request and receive Loan disbursements, and receive on behalf of all the undersigned any check, payment, document or notice given in connection with this Note or any Loan.

11. **INSPECTION AND ACCESS.** While this Note is in effect Borrower will: (a) at Lender's request, furnish information to Lender relating to Borrower's business and financial affairs, (b) permit Lender to examine Borrower's books and records; and (c) allow Lender to inspect and appraise Lender's Collateral at reasonable times and places.

12. **REQUIRED ACTIONS.** While this Note is in effect Borrower will: (a) maintain all other loans with Lender in a current status; (b) comply with all terms and conditions of all Loan Documents executed in connection with this Note; and (c) execute, deliver, file and or record such documents or instruments, or take such other actions, as may be reasonably required by Lender to effectuate the intention of this transaction, or to assure the enforceability and collectability of the Indebtedness, Note or any Security Instrument, Loan Document or lien, or to otherwise protect or enforce the rights of Lender thereunder.

13. **TRANSFER BY LENDER.** Lender may sell, transfer or assign this Note or any portion thereof, and deliver to the transferee(s) (**"Holder"**) all or any portion of the property then held by it as security hereunder. The Holder shall thereupon become vested with all the power and rights herein given to Lender with respect thereto, and at such time the term "Lender" as herein used shall be deemed to mean and include the Holder. Lender shall thereafter be forever relieved and fully discharged from any and all liability or responsibility to Borrower, but Lender shall retain all rights and powers hereby given with respect to property not so transferred, sold or assigned.

14. **FEES AND CHARGES OF ATTORNEYS AND OTHERS.** In the event that Lender utilizes the services of attorneys, accountants, appraisers, consultants, or other professional or outside assistance, including the services of in-house counsel or any other attorney or professional who is an employee of Lender, the reasonable amount of fees, costs and expenses incurred by Lender to utilize such persons in connection with any of the following shall be payable by Borrower on demand and Lender may, at its option, add the amount

of such Expenses to any portion of the Note, and charge interest on such amount at the interest rate applicable to such portion of the Note:

(a) The preparation, modification or enforcement of this Note and any other agreement or Loan Document incident to the Note or to the Collateral;

(b) Advising Lender concerning its legal rights and obligations with regard to this Note and any other agreement or Loan Document incident to the Note, or to the Collateral, including advising Lender with regard to the extent of Lender's rights, if any, under the provisions of the Farm Credit Act of 1971, as amended, Farm Credit Administration regulations, any policy or program of Lender, or any other state or federal law;

(c) Any litigation, dispute, proceeding, or action (whether terminated or dismissed prior to judgment, reduced to judgement or otherwise finally resolved), and whether instituted by Lender, Borrower or any other person, relating to this Note, any other Loan Document, the Collateral or Borrower's affairs;

(d) The furtherance of Lender's interest in any bankruptcy, insolvency, or reorganization case or proceeding instituted by or against Borrower, including any steps to (i) modify or terminate the automatic stay, (ii) prohibit or condition Borrower's use of cash collateral, (iii) object to any disclosure statement or plan, (iv) propose or confirm a plan, and (v) prosecute or defend adversary proceedings or contested matters, and take or defend examinations or discovery, whether or not related to any adversary proceeding or contested matter, whether terminated or dismissed prior to judgment, reduced to judgement or otherwise finally resolved;

(e) The inspection, verification, protection, collection, processing, sale, liquidation, or disposition of the Collateral; and

(f) Any of the type of Expenses referred to in (a) through (e) above incurred by Lender in connection with any guaranty of the Note.

The Expenses described herein and elsewhere in this Note shall be in addition to those set forth in any Security Instrument or other Loan Document between Lender and Borrower.

15. **TRANSACTION SUMMARY.** All disbursements and repayments of Indebtedness shall be posted on Lender's accounting records. Periodically, Lender shall send Borrower a transaction summary, statement or a similar loan accounting. If Borrower fails to object to the accounting in writing within 30 days of its mailing by Lender, Borrower shall have waived any right to object to the accuracy of the accounting and the accounting may be admitted into evidence by Lender for the purpose of establishing the balance due Lender in any legal proceeding arising between the parties.

16. **NOTICES.** Borrower shall promptly give written notice to Lender of: (a) any enforcement action brought against Borrower by any governmental regulatory body or law enforcement authority or any dispute between Borrower and any such authority or body; (b) any pending or threatened litigation or court proceeding brought against Borrower; (c) the death or disability of any Borrower or guarantor; (d) any material adverse change in Borrower's business or financial condition; (e) the occurrence of any default or any event that with a lapse of time or the giving of notice or both would become a default under any obligation of Borrower to Lender or in which Lender has an interest; (f) any change in management or ownership of Borrower's business or operations; (g) any default on loans or credit arrangements with any other creditors; (h) any location change or new location of Borrower's office or site of operation; (i) any change to an out of state location for any Collateral; and (j) restriction, suspension, revocation or other change in any permit(s), license(s) or authority(ies) required to conduct Borrower's business.

17. **LOAN CHARGES.** If a law, which applies to this Note and which sets maximum loan charges, is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this Note exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (b) any sums already collected which exceeded permitted limits will be refunded to Borrower, without interest thereon. Lender may choose to make this refund by reducing

the principal Borrower owes under this Note or by making a direct payment to Borrower. If a refund reduces principal, the reduction will be treated as a partial prepayment.

18. **DISCLOSURE AND INQUIRIES.** By signing this Note, Borrower agrees that Lender may disclose financial information to other Farm Credit System institutions. Borrower further authorizes Lender from time to time, to make such inquiries and gather such information as Lender deems necessary and reasonable to administer the Loan. Lender is also authorized from time to time to make credit inquiries, verify credit, verify employment, and obtain credit agency reports regarding Borrower and Borrower's business.

19. **BORROWER'S AUTHORITY.** By signing this Note, Borrower warrants that Borrower has legal authority to enter into this transaction, that the terms and conditions of this Note and any Security Instrument executed in connection herewith do not contravene the terms and conditions of any other contract(s) of Borrower, that Borrower's representations in connection with this Loan are true and accurate, and that Borrower is not involved in, and has no expectations of involvement in, any legal action that might impair Borrower's financial condition or ability to continue business.

20. **HAZARDOUS SUBSTANCE INDEMNITY.** Borrower indemnifies and agrees to hold Lender harmless from any losses or damages suffered by Lender that arise from the release, threatened release, discharge, manufacture, use, storage, transportation or presence of any hazardous substance in connection with the business of Borrower or on any real property owned or occupied by Borrower, whether pledged as security for this Note or not. The indemnity covers the officers, directors, agents, and attorneys of Lender and extends to attorneys' fees and other costs and expenses incurred by Lender in connection with the foregoing. The term **"hazardous substance"** shall mean any material or substance which is now or hereafter considered hazardous or toxic or subject to any other deleterious classification under any federal, state, or local law. NOTWITHSTANDING ANY OTHER PROVISION OF THIS NOTE OR THE OTHER LOAN DOCUMENTS, THIS INDEMNITY SHALL SURVIVE REPAYMENT OF THE LOAN.

21. **OBLIGATIONS OF PERSONS UNDER THIS NOTE.** The liability of each Borrower executing this Note shall be that of co-maker and not that of an endorser, guarantor or accommodation party and shall be joint and several. The separate property of any married person executing this Note shall be liable for the Loan and Indebtedness evidenced hereby.

22. **SPECIFIC WAIVERS OF EACH BORROWER.** The indebtedness of each Borrower is independent of the indebtedness of all other Borrowers. Each Borrower expressly waives any right to require Lender to proceed against any other Borrower, to proceed against or exhaust any collateral, to pursue any remedy Lender may have at any time, and the benefit of any statute of limitations affecting its liability under this Note or any other Loan Document. Each Borrower waives any and all defenses by reason of: (a) any disability or other defense of any other Borrower with respect to the Indebtedness owed to Lender, (b) the termination for any reason whatsoever of the liability of any other Borrower, (c) any act or omission of Lender that directly or indirectly results in or aids the discharge or release of any other Borrower, any guarantor, or any security provided by any Borrower or guarantor, (d) the failure by Lender to perfect any security interest or lien on any collateral, and (e) an election of remedies by Lender, even though that election of remedies, such as a non-judicial foreclosure with respect to security for this Note, has destroyed Borrower's rights of subrogation, contribution, reimbursement, indemnity, set off, or other recourse against another Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise or under similar laws in other jurisdictions.

    22.1 **BORROWER FURTHER AGREES.** Each Borrower agrees that Lender may at any time, without notice, release all or any part of the security for this Note (including all or any part of the premises covered by any mortgage or deed of trust), grant extensions, change terms of payment, deferments, renewals or reamortizations of any part of the debt evidenced by this Note, and release from personal liability any one or more of the parties who are or may become liable for this debt; all without affecting the personal liability of any other party. Borrower and endorsers of this Note also severally waive any

and all other defenses or right of offset against the Holder hereof. No Borrower shall have any right of subrogation, contribution, reimbursement, indemnity, set off, or other recourse and waives the benefit of, or any right to participate in, any collateral until such time as all of the obligations owed by Borrower to Lender under this Note shall have been paid in full. Each Borrower, to the extent it may lawfully do so, waives any defense under California anti-deficiency statutes, or comparable provisions of the laws of any other state to the recovery of a deficiency after a foreclosure sale of such property.

22.2 **BORROWER FURTHER REPRESENTS AND WARRANTS.** Each Borrower represents and warrants to Lender that it has established adequate means of obtaining from each other Borrower, on a continuing basis, information pertaining to the businesses, operations and conditions (financial or otherwise) of each other Borrower and its properties, and each Borrower now is and will be familiar with the businesses, operations and conditions (financial or otherwise) of each other Borrower and its properties. Each Borrower waives and relinquishes any duty on the part of Lender (if such duty exists) to disclose to any Borrower any matter, fact or thing related to the businesses, operations, or conditions (financial or otherwise) of any other Borrower or its properties. Without limiting the generality of the foregoing, each Borrower waives any defenses or rights arising under or of the kind described in California Civil Code sections 2795, 2808, 2809, 2810, 2815, 2819 through 2825 (inclusive), 2832, 2839, and 2845 through 2850 (inclusive) and similar laws in other jurisdictions.

23. **REAL ESTATE SECURED NOTE.** This Note is secured by a Security Instrument which describes how and under what conditions all amounts owed under this Note may become immediately due and payable. One of those conditions relates to any transfer of the Property covered by the Security Instrument and to certain other transfers. Refer to each Security Instrument for the specific conditions and requirements. When the Security Instrument is a Deed of Trust, the Deed of Trust provides as follows:

DUE ON SALE OR TRANSFER. In the event the herein-described Property, (including any existing or subsequently acquired or created Water Asset), or any part thereof, or any interest therein, is transferred or agreed to be transferred, without Beneficiary's prior written consent, all Indebtedness, irrespective of the maturity dates, at the option of the holder hereof, and without demand or notice, shall immediately become due and payable. As used herein, **"transferred"** means sold, conveyed, alienated, exchanged, transferred by gift, further encumbered, pledged, hypothecated, made subject to an option to purchase, or otherwise disposed of, directly or indirectly, or in trust, voluntarily or involuntarily, by Trustor or by operation of law or otherwise. Failure to exercise such option shall not constitute a waiver of the right to exercise this option in the event of subsequent transfer or subsequent agreement to transfer.

If Trustor is an entity other than a natural person (such as a corporation or other organization), then all Indebtedness, irrespective of the maturity date, at the option of Beneficiary, and without demand or notice, shall become immediately due and payable if: (a) a beneficial interest in Trustor is transferred; (b) there is a withdrawal or removal of a general partner of a partnership or a manager of a limited liability company; (c) there is a transfer in the aggregate of more than 25% of the voting stock of Trustor, if Trustor is a corporation, or there is a transfer in the aggregate of more than 25% of the partnership interests or membership interests, if Trustor is a partnership, limited liability company or similar entity; or (d) Trustor is dissolved or its existence as a legal entity is terminated.

24. **NO ORAL AGREEMENTS.** The representatives of Lender are not authorized to make any oral agreements or assurances. Do not sign this Note if you believe that there are any agreements or understandings between you and Lender that are not set forth in writing in this Note or the other Loan Documents.

25. **SUCCESSORS AND ASSIGNS.** This Note is binding on Borrower's and Lender's successors and assignees. Borrower shall not assign this Note without Lender's prior written consent. Lender may sell participations in or assign this Note, and may exchange financial information about Borrower with actual or potential participants or assignees. If a participation is sold or the Note is assigned, the purchaser will have the right of set-off against Borrower.

26. **SEVERABILITY.** If one or more of the provisions of this Note, any Security Instrument or any other Loan Documents should be deemed or held to be invalid, illegal, unenforceable or against public policy in any respect, the validity, legality, and enforceability of the remaining provisions shall not in anyway be affected or impaired. To the extent any waiver of a right by Borrower hereunder may be contrary to applicable law, such waiver shall be deemed made to the extent allowed by such law. To the extent Nevada law applies, Borrower does not waive any right relating to the sale of real property provided under Nevada law.

27. **CAPTIONS.** Captions used in this Note are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope or intent of any term or provision. As used herein, the word "**including**" means including without limitation and/or including but not limited to.

28. **APPLICABLE LAW.** Enforcement of this Note, any Security Instrument, and any other Loan Document executed in connection herewith shall be governed by and construed in accordance with federal laws to the extent applicable, and shall otherwise be governed by the laws of the state specified in the address of Lender, in Section 1, unless a Security Instrument specifies that it shall be governed by the laws of a different state, in which case the law of the state specified in the Security Instrument shall govern regarding the Security Instrument in question.

29. **ENTIRE AGREEMENT; AMENDMENTS MUST BE IN WRITING.** This Note, any Security Instrument and modifications thereof, the Notice of Loan Approval, and any other Loan Document executed by Borrower in connection herewith, constitute the entire agreement between Borrower and Lender and supersedes all prior negotiations, communications, discussions, oral agreements, and promises concerning this Loan. The Note shall not include any loan application or any written correspondence submitted by Borrower to Lender that has not been agreed to by Lender in writing. To the extent that any of the terms or provisions contained in this Note are inconsistent with those contained in the Notice of Loan Approval, or in any previous loan agreement, Security Instrument, agreement or other Loan Document executed prior to this Note, the terms and provisions contained herein shall control. Otherwise, such provisions shall be considered cumulative. This Note may be amended or modified only by a written instrument executed by Lender and Borrower. All exhibits to this Note are considered to be supplemental to and made a part of this Note.

30. **REIMBURSEMENT OF CHARGES.** If any farm credit bank or any other provider of financing or funding to Lender shall assess against Lender any fee, cost, charge, or other amount with respect to the Indebtedness, Borrower shall reimburse Lender on demand for the amount thereof, regardless of whether such assessment arose from actions taken by Borrower.

Signatures appear on the following page

BY SIGNING, BORROWER ACKNOWLEDGES THAT BORROWER HAS READ AND AGREES TO THE TERMS OF THIS NOTE, AND HAS RECEIVED A COMPLETED COPY OF THIS NOTE AND THE RELATED MORTGAGE, DEED OF TRUST OR OTHER SECURITY INSTRUMENTS WITH ALL APPLICABLE BLANKS FILLED IN PRIOR TO OR AS A PART OF THE CONSUMMATION OF THIS TRANSACTION.

This Promissory Note and Loan Agreement may be executed by Borrowers in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

Signature(s):

Windfall Investors, LLC, a California Limited Liability Company

By: Windfall, LLC, a California Limited Liability Company, Manager/Member

By: ______________________
Dwain A. Davis, Manager/Member

By: Limoneira Company, a Delaware Corporation, Member

By: ______________________
Harold S. Edwards, President

By: ______________________
Don Delmatoff, Secretary

INDORSEMENT – The within Note is hereby indorsed by the payee named in the body of said Note as if the name of the payee were actually executed under the indorsement.

PAY TO THE ORDER OF U.S. AgBANK, FCB, Wichita, Kansas

BY SIGNING, BORROWER ACKNOWLEDGES THAT BORROWER HAS READ AND AGREES TO THE TERMS OF THIS NOTE, AND HAS RECEIVED A COMPLETED COPY OF THIS NOTE AND THE RELATED MORTGAGE, DEED OF TRUST OR OTHER SECURITY INSTRUMENTS WITH ALL APPLICABLE BLANKS FILLED IN PRIOR TO OR AS A PART OF THE CONSUMMATION OF THIS TRANSACTION.

This Promissory Note and Loan Agreement may be executed by Borrowers in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

Signature(s):

Windfall Investors, LLC, a California Limited Liability Company

By: Windfall, LLC, a California Limited Liability Company, Manager/Member

By: ______________________
Dwain A. Davis, Manager/Member

By: Limoneira Company, ~~a Delaware~~ Corporation, Member

By: ______________________
Harold S. Edwards, President

By: ______________________
Don Delmatoff, Secretary

INDORSEMENT – The within Note is hereby indorsed by the payee named in the body of said Note as if the name of the payee were actually executed under the indorsement.

PAY TO THE ORDER OF U.S. AgBANK, FCB, Wichita, Kansas